UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 8, 2006


                            PEOPLE'S LIBERATION, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                   000-16075                    86-0449546
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


               150 WEST JEFFERSON BOULEVARD, LOS ANGELES, CA 90007
                (Address of Principal Executive Offices/Zip Code)

                                 (213) 745-2123
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 8, 2006, People's Liberation, Inc. (the "COMPANY") and Darryn Barber entered into an amendment (the "AMENDMENT") to amend Mr. Barber's employment agreement with the Company, which was originally entered into between the parties on January 3, 2006 (the "Employment Agreement"). Pursuant to the Amendment, Darryn Barber resigned from his position as Chief Operating Officer of the Company, effective November 8, 2006. However, Mr. Barber will continue to serve the Company as the Company's Chief Financial Officer. In addition, the Amendment extends the exercise period of Mr. Barber's option to purchase 300,000 shares of the Company's common stock, originally granted to Mr. Barber pursuant to the Employment Agreement, to a period of one year following termination of Mr. Barber's service with the Company for any reason other than for cause (as defined in the Employment Agreement). Previously, Mr. Barber's option was to remain exercisable for a period of at least six months following termination of Mr. Barber's service with the Company for any reason other than for cause.

         Also on November 8, 2006, Tom Nields was appointed Chief Operating Officer of the Company, effective immediately. Pursuant to an oral agreement between the Company and Mr. Nields, Mr. Nields will be paid an annual salary of $200,000, and a discretionary bonus to be determined by the Company's Board of Directors.

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 13, 2006, People's Liberation, Inc. issued a press release announcing its 2006 third quarter financial results, a copy of which is attached hereto as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         In addition to historic information, this report, including the exhibit, contains forward-looking statements regarding events, performance and financial trends. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the exhibit, and in our periodic reports filed with the Securities and Exchange Commission.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         As discussed under Item 1.01 of this current report on Form 8-K, the contents of which are incorporated into this Item 5.02 by reference, on November 8, 2006, Darryn Barber entered into the Amendment to his Employment Agreement with the Company, pursuant to which he resigned from his position as Chief Operating Officer of the Company. Effective as of the same date, Tom Nields was appointed Chief Operating Officer of the Company. Mr. Barber will continue to serve the Company as its Chief Financial Officer.

         Over the past five years, Mr. Nields was the Director of Global Operations for Tag-It Pacific, Inc., a full service trim management supplier for manufacturers of fashion apparel.

         Mr. Nields did not have any material interest, direct or indirect, in any material transaction to which the Company was a party since January 1, 2004, or which is presently proposed.


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         There are no understandings or arrangements  between Mr. Nields and any other person pursuant to which Mr. Nields was selected as an officer. Mr. Nields does not have any family relationship with any director, executive officer or person nominated or chosen by our Board of Directors to become a director or executive officer. Additionally, aside from the transaction described under Item
1.01 on this current report on Form 8-K, Mr. Nields has never entered into a transaction with the Company, nor is there any proposed transaction between the Company and Mr. Nields.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements Of Business Acquired. N/A

         (b)      Pro Forma Financial Information. N/A

         (c)      Shell Company Transactions. N/A

         (d)      Exhibits.

                  The following exhibit is filed herewith:

                  EXHIBIT
                  NUMBER    DESCRIPTION
                  -------   -----------
                   99.1     Press release issued by People's  Liberation,  Inc.,
                            dated November 13, 2006.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   People's Liberation, Inc.



Date:    November 13, 2006                  By:    /s/ Darryn Barber
                                                   -----------------------------
                                                   Darryn Barber
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT
NUMBER                            DESCRIPTION OF EXHIBIT
------         -----------------------------------------------------------------

99.1           Press release issued by People's Liberation, Inc., dated November
               13, 2006.


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